Bonus Programs	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Bonus Programs
Note 18. Bonus Programs
18.1 Quantitative and qualitative objectives
The bonus program for executives is based on achieving certain goals established annually by management and directors, which include quantitative and qualitative objectives and special projects.
The quantitative objectives represent approximately 50% of the bonus and are based on the Economic Value Added (“EVA”) methodology. The objective established for the executives at each entity is based on a combination of the EVA generated per entity and by our Company and the EVA generated by our parent Company FEMSA. The qualitative objectives and special projects represent the remaining 50% of the annual bonus and are based on the critical success factors established at the beginning of the year for each executive.

The bonus amount is determined based on each eligible participant’s level of responsibility and based on the EVA generated by the applicable business unit the employee works for. This formula is established by considering the level of responsibility within the organization, the employees’ evaluation and competitive compensation in the market.
The incentive plan target is expressed in months of salary, and the final amount payable is computed based on a percentage of achievement of the goals established every year. The bonuses are recognized in the income statement in the period ended and are paid in cash the following year. During the years ended December 31, 2019, 2018 and 2017 the bonus expense recorded amounted to Ps. 940, Ps. 659 and Ps. 701, respectively.
18.2 Share-based payment bonus plan
The Company has a stock incentive plan for the benefit of its senior executives. This plan uses as its main evaluation metric the EVA. Under the EVA stock incentive plan, eligible employees are entitled to receive a special annual bonus (fixed amount), to purchase FEMSA and Coca-Cola FEMSA shares or options, based on the executive’s responsibility in the organization, their business’ EVA result achieved, and their individual performance. The acquired shares or options are deposited in a trust, and the executives may access them one year after they are vested at 33% per year. The 50% of Coca-Cola FEMSA’s annual executive bonus is to be used to purchase FEMSA shares or options and the remaining 50% to purchase Coca-Cola FEMSA shares or options. For the years ended December 31, 2019, 2018 and 2017, no stock options have been granted to employees. Beginning with January 1, 2016 the shares ratably vest over a three year period.
The special bonus is granted to the eligible employee on an annual basis and after withholding applicable taxes. The Company contributes the individual employee’s special bonus (after taxes) in cash to the Administrative Trust (which is controlled and consolidated by FEMSA), which then uses the funds to purchase FEMSA and Coca-Cola FEMSA shares (as instructed by the Corporate Practices Committee), which are then allocated to such employee.
Coca-Cola FEMSA accounts for its share-based payment bonus plan as an equity-settled share based payment transaction, since it is its parent company, FEMSA, who ultimately grants and settles with shares these obligations due to executives.
At December 31, 2019 the shares granted under the Company’s executive incentive plans are as follows:

	Number of shares
Incentive Plan	FEMSA	KOF	Vesting period
2015	457,925	415,375	2016-2018
2016	567,671	719,132	2017-2019
2017	326,561	369,791	2018-2020
2018	211,290	256,281	2019-2021
2019	312,006	457,338	2020-2022

Total	1,875,453	2,217,917

For the years ended December 31, 2019, 2018 and 2017, the total expense recognized for the period arising from share-based payment transactions, using the grant date model, was of Ps. 188, Ps. 157 and Ps. 174, respectively.
As of December 31, 2019 and 2018, the asset recorded by Coca-Cola FEMSA in its consolidated statements of financial position amounted to Ps. 234 and Ps. 160, respectively, see Note 14.